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                                                                  Exhibit 10.18

                                 AMENDMENT NO. 1
                          TO AGREEMENT DATED JULY, 1990

         THIS AMENDMENT NO. 1 is made and entered into this 22nd day of January, 1999, by and between Georgetown University, a federally chartered corporation ("Georgetown"), having a principal place of business at 37th and O Streets N.W., Washington, D.C. 20057 and NeoPharm, Inc., a Delaware corporation ("NeoPharm"), having a principal place of business at 100 Corporate North, Suite 215, Bannockburn, Illinois 60015.

                                    RECITALS:

         WHEREAS, Georgetown and NeoPharm entered into an agreement dated July, 1994 (the "Agreement") providing for NeoPharm's sponsoring of certain research by Georgetown and Georgetown granting to NeoPharm an exclusive license in the "Field" under the "Georgetown Patents" to make, have made, use and sell the "Products" anywhere in the world and an exclusive license to use the "Georgetown Inventions" and "Georgetown Information" in the Field anywhere in the world (as those terms are defined in the Agreement), including the right to grant sublicenses; and

         WHEREAS, Section 11.3 of the Agreement provides that the parties may amend, modify and supplement the Agreement in such manner as may be agreed upon by them in writing; and

         WHEREAS, Georgetown and NeoPharm wish to amend the Agreement to reflect certain changed terms;

         NOW, THEREFORE, in consideration of the party's mutual agreements herein contained, it is hereby agreed between the parties as follows:

         1. Throughout the Agreement the name "OncoMed" is deleted and there is substituted therefore the name "NeoPharm".

         2. Existing Section 4.2 of the Agreement is hereby designated as subsection "(a)" and there is added a new subsection as follows:

                  "(b) SUBLICENSE PAYMENT. Within 30 days of NeoPharm entering into any sublicense with a Sublicensee, NeoPharm shall pay to Georgetown a one time sublicense fee of $400,000."

         3. The following sentence shall be added at the end of Section 5.1:

                  "At such time as any Sublicensee shall receive approval from the U.S. Food and Drug Administration of a New Drug Application with respect to any Product, then, within 30 days of the date of notification of such approval, NeoPharm shall make a one time payment to Georgetown of $250,000."

         4. In Subsection 6.1(a), in the third line, the words "and its Sublicensees" are hereby deleted and in Subsection 6.1(b), in the third line, the words "or Sublicensees" are hereby deleted.

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         5. There is added at the end of Section 6.1(a) the following:

                  "In addition, NeoPharm agrees to pay royalties on the Net Sales of each Product sold by its Sublicensees at a royalty rate of 1.5%."

         6. There is added at the end of Section 6.1(b) the following:

                  "In addition, NeoPharm agrees to pay royalties on the Net Sales of each Product sold by its Sublicensees during the ten-year period as provided in Section 4.1(ii) commencing on the date of such sale which does not obligate NeoPharm to pay royalties under Section 6.1(a), at the royalty rate of 0.75%."

         7. In all other respects, the Agreement is hereby ratified and confirmed.


                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the parties have executed the Amendment No. 1 as of the day and date first above written:

                                         GEORGETOWN UNIVERSITY


                                         By: S/Jack Kolosky
                                             ---------------------------------
                                         Its:  Chief Financial Officer
                                             ---------------------------------


                                         By: S/William J. Hartman
                                             ---------------------------------
                                         Its: Director, Research & Technology
                                             ---------------------------------


                                         NEOPHARM, INC.



                                         By: S/Mahendra Shah
                                             ---------------------------------
                                         Its: Vice President
                                             ---------------------------------


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